UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

Managed Futures Charter Graham L.P.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                                                             0-25603                                                                13-4018068
(State or other jurisdiction of incorporation)                                                                               (Commission File Number)                            (IRS Employer Identification No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 14th Floor, New York, NY 10036
(Address of principal executive offices)                                                                                                            (Zip Code)

Registrant’s telephone number, including area code:   (212) 296-1999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The limited partnership agreement of the Registrant has been amended and restated in order to reflect certain changes related to the decision of Demeter Management LLC, the general partner (the “General Partner”) of the Registrant to offer units of limited partnership interest (“Units”) in the Registrant, as described below.  A copy of the Form of Amended and Restated Limited Partnership Agreement of the Registrant, dated September 16, 2010, is incorporated by reference from Exhibit 3.01(b) of the Registration Statement on Form 8-A (000-25603), filed with the Securities and Exchange Commission on September 16, 2010.

Item 8.01.  Other Events.

The General Partner has determined to begin offering Units as of September 14, 2010 in accordance with Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”)
and Regulation D thereunder.  Units of the Registrant (then operating under the name Morgan Stanley Smith Barney Charter Graham L.P.) were previously offered in a public offering in accordance with the Securities Act; this offer was terminated on November 30, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3.01
Form of Amended and Restated Limited Partnership Agreement of the Registrant dated as of September 16, 2010, filed as Exhibit 3.01(b) to the Registration Statement on Form
8-A (000-25603), filed with the Securities and Exchange Commission on September 16, 2010 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 21, 2010	MANAGED FUTURES CHARTER GRAHAM L.P. By: Demeter Management LLC as General Partner Name: Walter Davis Title: President